UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	440 Lincoln Street, Worcester, Massachusetts (Address of principal executive offices)	01653 (Zip Code)
(508) 855-1000 Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value	THG	New York Stock Exchange
7 5/8% Senior Debentures due 2025	THG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Hanover Insurance Group, Inc. (the “Company”) held its annual meeting of shareholders on May 9, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders elected each of Francisco A. Aristeguieta, Jane D. Carlin and Elizabeth A. Ward, each to serve as a director in the class of directors whose terms expire at the 2026 annual meeting of shareholders, and until their successors are duly elected and qualified. At the Annual Meeting, the Company’s shareholders also approved The Hanover Insurance Group 2023 Employee Stock Purchase Plan, approved an advisory vote on executive compensation, recommended that advisory votes on executive compensation be held annually, and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent, registered public accounting firm for 2023.

The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Item 1 – Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Francisco A. Aristeguieta	29,718,427	465,661	22,135	1,798,017
Jane D. Carlin	26,689,662	3,495,519	21,042	1,798,017
Elizabeth A. Ward	29,755,834	429,212	21,177	1,798,017

Item 2 – Approval of The Hanover Insurance Group 2023 Employee Stock Purchase Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,123,496	65,658	17,069	1,798,017

Item 3 – Advisory Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,435,090	729,752	41,381	1,798,017

Item 4 – Advisory Vote on the Frequency with which to Hold Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
29,318,182	13,598	848,951	25,492	1,798,017

In line with the advisory voting by our shareholders, the Company intends to include an advisory shareholder vote on executive compensation in its proxy statement every year until the next required advisory shareholder vote on the frequency of holding shareholder votes on executive compensation.

Item 5 – Ratification of Independent, Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
31,143,582	843,915	16,744

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: May 9, 2023	By:	/s/ Dennis F. Kerrigan
Dennis F. Kerrigan
Executive Vice President, Chief Legal Officer and Assistant Secretary